                                   FORM 8-A

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                               IA CORPORATION I
-------------------------------------------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                DELAWARE                                 94-316-1772
-------------------------------------------------------------------------------
         (STATE OF INCORPORATION                      (I.R.S. EMPLOYER
            OR ORGANIZATION)                         IDENTIFICATION NO.)


     1900 POWELL STREET, SUITE 600, EMERYVILLE, CA                  94608
-------------------------------------------------------------------------------
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:


                                      NONE
-------------------------------------------------------------------------------


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:


                         COMMON STOCK $0.01 PAR VALUE
-------------------------------------------------------------------------------
                               (TITLE OF CLASS)

Item 1.   Description of Registrant's Securities to be Registered
          -------------------------------------------------------

          Incorporated by reference to page 49 of the Preliminary Prospectus contained in Registrant's Registration Statement on Form SB-2 and amendments thereto filed with the Securities and Exchange Commission on May 30, 1996 (the "SB-2 Registration Statement").

Item 2. The following exhibits are filed as a part of this registration statement:


            *1.    Certificate of Incorporation of Registrant.

           **2. Certificate of Incorporation of Registrant to be effective on or about the closing of the offering made under the SB-2 Registration Statement.

          ***3. Form of Bylaws to be effective on or about the closing of the offering made under the SB-2 Registration Statement.
---------------------------
  * Incorporated by reference to Exhibit 3.1(a) to the SB-2 Registration Statement.
 ** Incorporated by reference to Exhibit 3.1(b) to the SB-2 Registration Statement.
***     Incorporated by reference to Exhibit 3.2 to the SB-2 Registration
        Statement.

                                   SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:     October 11, 1996                       IA CORPORATION I



                                  By: /s/ DAVID M. WINKLER
                                      ---------------------------------------
                                      David M. Winkler
                                      Vice President, Chief Financial Officer